Supplement dated February 13, 2018
To
Davis New York Venture Fund

This supplement amends the Summary Prospectus, Prospectus, and SAI for the Davis New York Venture Fund dated November 29, 2017.

Permanent Closing of Class T Shares (Trading Symbol: DNVTX)

Davis Funds has closed Class T shares for Davis New York Venture Fund, effective immediately. Accordingly, all references to Class T shares of the Davis New York Venture Fund are hereby removed from the Summary Prospectus, Prospectus, and SAI.